                               WILLIAM D. VAUGHAN
                                   3220 ABBOTT
                               PARIS, TEXAS 75460
(903) 785-0054 work            (903) 785-9792 home            (903) 785-6955 fax



July 27, 1999

Mr. James W. Fair
P.O. Box 689
Tyler, Texas 75701

Dear Mr. Fair:

         As you know, I am a stockholder of East Texas Financial Services, Inc. ("ETFS"). I acquired stock in ETFS because, among other things, I believe significant improvements can be made in the operating results of ETFS which would significantly enhance stockholder value.

         By way of background, I have spent most of my business career as a community banker. My father and I owned control of State National Bank of Wynnwood ("State National") until the spring of 1982. State National was a locally owned and managed financial institution. From the summer of 1989 until August of 1997, I was the president and chief executive officer of First National Bank of Paris, and its parent bank holding company, Executive Bancshares, Inc., which was owned primarily by a local group of investors. I am a strong believer that there is still a niche for strong community banks in the current banking environment. If you check my background, I believe you will find that the banks in which I have been involved were conservatively run, had good earnings, and good relations with their primary banking regulators. Dr. Earl Bellamy was chairman of the board of First National Bank of Paris and Executive Bancshares, Inc. Dr. Bellamy is a successful ophthalmologist who has practiced in the Paris area since 1963. Dr. Bellamy and I worked closely together at First National Bank of Paris and we share a common philosophy to community banking.

         In 1996, First National Bank of Paris began exploring the possibility of acquiring the branch of another institution in McKinney, Texas. Our strategy in that case, as it has been in every opportunity we have explored, is that to be successful in another banking market, local participation and ownership was essential. In the case of the McKinney acquisition, we organized a new national bank, sold shares in our holding company to local McKinney investors, and had significant involvement of local McKinney residents on the board of directors and management of the newly organized bank, Collin County National Bank. I tell you all of this so that you will understand that our banking philosophy has always been, and continues to be, that for a community bank to be successful, local involvement in ownership and operations is essential.

Mr. James W. Fair                     -2-                          July 27, 1999


         According to the information I have reviewed, prior to converting from a mutual to a stock association, the total assets of your institution were approximately $118,000,000. In connection with the conversion, ETFS raised over $11,000,000 in new capital. According to your financial statements as of March 31, 1999, the total assets of the institution were only $134,000,000, which reflects only a nominal increase in total assets since 1995, taking into account the additional capital that was raised in the conversion. The recent increase in total assets is in part attributed to borrowings from the Federal Home Loan Bank Board, rather than any real growth. Earnings for 1998 were less than earnings from 1997. It appears from your March 31, 1999, quarterly report that earnings for 1999 are even less than 1998. The earnings and growth of your institution are historically disappointing and the trends do not seem to be improving.

         We have asked your management for the opportunity to meet with the board of directors to explore alternatives to improve the direction of your institution. Consistent with our approach to community banking, we are interested in some kind of arrangement which includes continued participation of local investors. Based on discussions we have had with other stockholders of ETFS, we believe there is significant dissatisfaction with the current performance of the institution. It appears that the level of stockholder dissatisfaction approaches at least fifty percent (50%) of the outstanding shares. With this level of dissatisfaction, we believe there is a substantial likelihood that changes in the control or direction of your financial institution will occur in the near future.

         We believe our approach to running a community bank may be one of the better alternatives that you will face. At this point in time, we do not have any specific proposal to make with regard to your institution. We have intentionally not made any specific proposal because our strong preference has been to begin a dialogue with the board of directors with the view toward addressing our concerns and at the same time developing solutions that are satisfactory to the existing board of directors. To pursue discussions with us is entirely consistent with your fiduciary obligation to the institution and its shareholders. Unfortunately, management of your institution has advised us that the board of directors does not desire to have any further discussion with us. In view of what appears to be an increasing level of stockholder dissatisfaction, coupled with continued poor financial performance of your institution, we believe this strategy on your part, as a member of the board of directors of ETFS, is a mistake. We respectfully encourage you to reconsider.

         We believe that the potential exists for a "win-win" solution to the future of ETFS. This will only occur, however, if we begin an active dialogue to address and resolve the major issues facing your institution. If you would like to discuss this with me personally, I invite you to call me at 903-785-0054. I would be delighted to discuss with you on an individual basis some of our thoughts regarding your institution.




                                           Very truly yours,


                                           /s/ WILLIAM D. VAUGHAN

                                           William D. Vaughan

                               WILLIAM D. VAUGHAN
                                   3220 ABBOTT
                               PARIS, TEXAS 75460
(903) 785-0054 work            (903) 785-9792 home            (903) 785-6955 fax





July 27, 1999

Mr. H.H. Richardson, Jr.
784 Fairmont Drive
Tyler, Texas 75701

Dear Mr. Richardson:

         As you know, I am a stockholder of East Texas Financial Services, Inc. ("ETFS"). I acquired stock in ETFS because, among other things, I believe significant improvements can be made in the operating results of ETFS which would significantly enhance stockholder value.

         By way of background, I have spent most of my business career as a community banker. My father and I owned control of State National Bank of Wynnwood ("State National") until the spring of 1982. State National was a locally owned and managed financial institution. From the summer of 1989 until August of 1997, I was the president and chief executive officer of First National Bank of Paris, and its parent bank holding company, Executive Bancshares, Inc., which was owned primarily by a local group of investors. I am a strong believer that there is still a niche for strong community banks in the current banking environment. If you check my background, I believe you will find that the banks in which I have been involved were conservatively run, had good earnings, and good relations with their primary banking regulators. Dr. Earl Bellamy was chairman of the board of First National Bank of Paris and Executive Bancshares, Inc. Dr. Bellamy is a successful ophthalmologist who has practiced in the Paris area since 1963. Dr. Bellamy and I worked closely together at First National Bank of Paris and we share a common philosophy to community banking.

         In 1996, First National Bank of Paris began exploring the possibility of acquiring the branch of another institution in McKinney, Texas. Our strategy in that case, as it has been in every opportunity we have explored, is that to be successful in another banking market, local participation and ownership was essential. In the case of the McKinney acquisition, we organized a new national bank, sold shares in our holding company to local McKinney investors, and had significant involvement of local McKinney residents on the board of directors and management of the newly organized bank, Collin County National Bank. I tell you all of this so that you will understand that our banking philosophy has always been, and continues to be, that for a community bank to be successful, local involvement in ownership and operations is essential.

Mr. H.H. Richardson, Jr.              -2-                          July 27, 1999


         According to the information I have reviewed, prior to converting from a mutual to a stock association, the total assets of your institution were approximately $118,000,000. In connection with the conversion, ETFS raised over $11,000,000 in new capital. According to your financial statements as of March 31, 1999, the total assets of the institution were only $134,000,000, which reflects only a nominal increase in total assets since 1995, taking into account the additional capital that was raised in the conversion. The recent increase in total assets is in part attributed to borrowings from the Federal Home Loan Bank Board, rather than any real growth. Earnings for 1998 were less than earnings from 1997. It appears from your March 31, 1999, quarterly report that earnings for 1999 are even less than 1998. The earnings and growth of your institution are historically disappointing and the trends do not seem to be improving.

         We have asked your management for the opportunity to meet with the board of directors to explore alternatives to improve the direction of your institution. Consistent with our approach to community banking, we are interested in some kind of arrangement which includes continued participation of local investors. Based on discussions we have had with other stockholders of ETFS, we believe there is significant dissatisfaction with the current performance of the institution. It appears that the level of stockholder dissatisfaction approaches at least fifty percent (50%) of the outstanding shares. With this level of dissatisfaction, we believe there is a substantial likelihood that changes in the control or direction of your financial institution will occur in the near future.

         We believe our approach to running a community bank may be one of the better alternatives that you will face. At this point in time, we do not have any specific proposal to make with regard to your institution. We have intentionally not made any specific proposal because our strong preference has been to begin a dialogue with the board of directors with the view toward addressing our concerns and at the same time developing solutions that are satisfactory to the existing board of directors. To pursue discussions with us is entirely consistent with your fiduciary obligation to the institution and its shareholders. Unfortunately, management of your institution has advised us that the board of directors does not desire to have any further discussion with us. In view of what appears to be an increasing level of stockholder dissatisfaction, coupled with continued poor financial performance of your institution, we believe this strategy on your part, as a member of the board of directors of ETFS, is a mistake. We respectfully encourage you to reconsider.

         We believe that the potential exists for a "win-win" solution to the future of ETFS. This will only occur, however, if we begin an active dialogue to address and resolve the major issues facing your institution. If you would like to discuss this with me personally, I invite you to call me at 903-785-0054. I would be delighted to discuss with you on an individual basis some of our thoughts regarding your institution.

                                           Very truly yours,


                                           /s/ WILLIAM D. VAUGHAN

                                           William D. Vaughan

                               WILLIAM D. VAUGHAN
                                   3220 ABBOTT
                               PARIS, TEXAS 75460
(903) 785-0054 work            (903) 785-9792 home            (903) 785-6955 fax





July 27, 1999

Mr. Charles R. Halstead
803 Ashford Court
Tyler, Texas 75703

Dear Mr. Halstead:

         As you know, I am a stockholder of East Texas Financial Services, Inc. ("ETFS"). I acquired stock in ETFS because, among other things, I believe significant improvements can be made in the operating results of ETFS which would significantly enhance stockholder value.

         By way of background, I have spent most of my business career as a community banker. My father and I owned control of State National Bank of Wynnwood ("State National") until the spring of 1982. State National was a locally owned and managed financial institution. From the summer of 1989 until August of 1997, I was the president and chief executive officer of First National Bank of Paris, and its parent bank holding company, Executive Bancshares, Inc., which was owned primarily by a local group of investors. I am a strong believer that there is still a niche for strong community banks in the current banking environment. If you check my background, I believe you will find that the banks in which I have been involved were conservatively run, had good earnings, and good relations with their primary banking regulators. Dr. Earl Bellamy was chairman of the board of First National Bank of Paris and Executive Bancshares, Inc. Dr. Bellamy is a successful ophthalmologist who has practiced in the Paris area since 1963. Dr. Bellamy and I worked closely together at First National Bank of Paris and we share a common philosophy to community banking.

         In 1996, First National Bank of Paris began exploring the possibility of acquiring the branch of another institution in McKinney, Texas. Our strategy in that case, as it has been in every opportunity we have explored, is that to be successful in another banking market, local participation and ownership was essential. In the case of the McKinney acquisition, we organized a new national bank, sold shares in our holding company to local McKinney investors, and had significant involvement of local McKinney residents on the board of directors and management of the newly organized bank, Collin County National Bank. I tell you all of this so that you will understand that our banking philosophy has always been, and continues to be, that for a community bank to be successful, local involvement in ownership and operations is essential.

Mr. Charles R. Halstead               -2-                          July 27, 1999


         According to the information I have reviewed, prior to converting from a mutual to a stock association, the total assets of your institution were approximately $118,000,000. In connection with the conversion, ETFS raised over $11,000,000 in new capital. According to your financial statements as of March 31, 1999, the total assets of the institution were only $134,000,000, which reflects only a nominal increase in total assets since 1995, taking into account the additional capital that was raised in the conversion. The recent increase in total assets is in part attributed to borrowings from the Federal Home Loan Bank Board, rather than any real growth. Earnings for 1998 were less than earnings from 1997. It appears from your March 31, 1999, quarterly report that earnings for 1999 are even less than 1998. The earnings and growth of your institution are historically disappointing and the trends do not seem to be improving.

         We have asked your management for the opportunity to meet with the board of directors to explore alternatives to improve the direction of your institution. Consistent with our approach to community banking, we are interested in some kind of arrangement which includes continued participation of local investors. Based on discussions we have had with other stockholders of ETFS, we believe there is significant dissatisfaction with the current performance of the institution. It appears that the level of stockholder dissatisfaction approaches at least fifty percent (50%) of the outstanding shares. With this level of dissatisfaction, we believe there is a substantial likelihood that changes in the control or direction of your financial institution will occur in the near future.

         We believe our approach to running a community bank may be one of the better alternatives that you will face. At this point in time, we do not have any specific proposal to make with regard to your institution. We have intentionally not made any specific proposal because our strong preference has been to begin a dialogue with the board of directors with the view toward addressing our concerns and at the same time developing solutions that are satisfactory to the existing board of directors. To pursue discussions with us is entirely consistent with your fiduciary obligation to the institution and its shareholders. Unfortunately, management of your institution has advised us that the board of directors does not desire to have any further discussion with us. In view of what appears to be an increasing level of stockholder dissatisfaction, coupled with continued poor financial performance of your institution, we believe this strategy on your part, as a member of the board of directors of ETFS, is a mistake. We respectfully encourage you to reconsider.

         We believe that the potential exists for a "win-win" solution to the future of ETFS. This will only occur, however, if we begin an active dialogue to address and resolve the major issues facing your institution. If you would like to discuss this with me personally, I invite you to call me at 903-785-0054. I would be delighted to discuss with you on an individual basis some of our thoughts regarding your institution.

                                          Very truly yours,


                                          /s/ WILLIAM D. VAUGHAN

                                          William D. Vaughan

                               WILLIAM D. VAUGHAN
                                   3220 ABBOTT
                               PARIS, TEXAS 75460
(903) 785-0054 work            (903) 785-9792 home            (903) 785-6955 fax



July 27, 1999

Mr. Jack W. Flock
2231 Old Bullard Road
Tyler, Texas 75701

Dear Mr. Flock:

         As you know, I am a stockholder of East Texas Financial Services, Inc. ("ETFS"). I acquired stock in ETFS because, among other things, I believe significant improvements can be made in the operating results of ETFS which would significantly enhance stockholder value.

         By way of background, I have spent most of my business career as a community banker. My father and I owned control of State National Bank of Wynnwood ("State National") until the spring of 1982. State National was a locally owned and managed financial institution. From the summer of 1989 until August of 1997, I was the president and chief executive officer of First National Bank of Paris, and its parent bank holding company, Executive Bancshares, Inc., which was owned primarily by a local group of investors. I am a strong believer that there is still a niche for strong community banks in the current banking environment. If you check my background, I believe you will find that the banks in which I have been involved were conservatively run, had good earnings, and good relations with their primary banking regulators. Dr. Earl Bellamy was chairman of the board of First National Bank of Paris and Executive Bancshares, Inc. Dr. Bellamy is a successful ophthalmologist who has practiced in the Paris area since 1963. Dr. Bellamy and I worked closely together at First National Bank of Paris and we share a common philosophy to community banking.

         In 1996, First National Bank of Paris began exploring the possibility of acquiring the branch of another institution in McKinney, Texas. Our strategy in that case, as it has been in every opportunity we have explored, is that to be successful in another banking market, local participation and ownership was essential. In the case of the McKinney acquisition, we organized a new national bank, sold shares in our holding company to local McKinney investors, and had significant involvement of local McKinney residents on the board of directors and management of the newly organized bank, Collin County National Bank. I tell you all of this so that you will understand that our banking philosophy has always been, and continues to be, that for a community bank to be successful, local involvement in ownership and operations is essential.

Mr. Jack W. Flock                     -2-                          July 27, 1999


         According to the information I have reviewed, prior to converting from a mutual to a stock association, the total assets of your institution were approximately $118,000,000. In connection with the conversion, ETFS raised over $11,000,000 in new capital. According to your financial statements as of March 31, 1999, the total assets of the institution were only $134,000,000, which reflects only a nominal increase in total assets since 1995, taking into account the additional capital that was raised in the conversion. The recent increase in total assets is in part attributed to borrowings from the Federal Home Loan Bank Board, rather than any real growth. Earnings for 1998 were less than earnings from 1997. It appears from your March 31, 1999, quarterly report that earnings for 1999 are even less than 1998. The earnings and growth of your institution are historically disappointing and the trends do not seem to be improving.

         We have asked your management for the opportunity to meet with the board of directors to explore alternatives to improve the direction of your institution. Consistent with our approach to community banking, we are interested in some kind of arrangement which includes continued participation of local investors. Based on discussions we have had with other stockholders of ETFS, we believe there is significant dissatisfaction with the current performance of the institution. It appears that the level of stockholder dissatisfaction approaches at least fifty percent (50%) of the outstanding shares. With this level of dissatisfaction, we believe there is a substantial likelihood that changes in the control or direction of your financial institution will occur in the near future.

         We believe our approach to running a community bank may be one of the better alternatives that you will face. At this point in time, we do not have any specific proposal to make with regard to your institution. We have intentionally not made any specific proposal because our strong preference has been to begin a dialogue with the board of directors with the view toward addressing our concerns and at the same time developing solutions that are satisfactory to the existing board of directors. To pursue discussions with us is entirely consistent with your fiduciary obligation to the institution and its shareholders. Unfortunately, management of your institution has advised us that the board of directors does not desire to have any further discussion with us. In view of what appears to be an increasing level of stockholder dissatisfaction, coupled with continued poor financial performance of your institution, we believe this strategy on your part, as a member of the board of directors of ETFS, is a mistake. We respectfully encourage you to reconsider.

         We believe that the potential exists for a "win-win" solution to the future of ETFS. This will only occur, however, if we begin an active dialogue to address and resolve the major issues facing your institution. If you would like to discuss this with me personally, I invite you to call me at 903-785-0054. I would be delighted to discuss with you on an individual basis some of our thoughts regarding your institution.



                                           Very truly yours,


                                           /s/ WILLIAM D. VAUGHAN

                                           William D. Vaughan

                               WILLIAM D. VAUGHAN
                                   3220 ABBOTT
                               PARIS, TEXAS 75460
(903) 785-0054 work            (903) 785-9792 home            (903) 785-6955 fax





July 27, 1999

Mr. Gerald W. Free
806 Ashford Court
Tyler, Texas 75703

Dear Mr. Fair:

         As you know, I am a stockholder of East Texas Financial Services, Inc. ("ETFS"). I acquired stock in ETFS because, among other things, I believe significant improvements can be made in the operating results of ETFS which would significantly enhance stockholder value.

         By way of background, I have spent most of my business career as a community banker. My father and I owned control of State National Bank of Wynnwood ("State National") until the spring of 1982. State National was a locally owned and managed financial institution. From the summer of 1989 until August of 1997, I was the president and chief executive officer of First National Bank of Paris, and its parent bank holding company, Executive Bancshares, Inc., which was owned primarily by a local group of investors. I am a strong believer that there is still a niche for strong community banks in the current banking environment. If you check my background, I believe you will find that the banks in which I have been involved were conservatively run, had good earnings, and good relations with their primary banking regulators. Dr. Earl Bellamy was chairman of the board of First National Bank of Paris and Executive Bancshares, Inc. Dr. Bellamy is a successful ophthalmologist who has practiced in the Paris area since 1963. Dr. Bellamy and I worked closely together at First National Bank of Paris and we share a common philosophy to community banking.

         In 1996, First National Bank of Paris began exploring the possibility of acquiring the branch of another institution in McKinney, Texas. Our strategy in that case, as it has been in every opportunity we have explored, is that to be successful in another banking market, local participation and ownership was essential. In the case of the McKinney acquisition, we organized a new national bank, sold shares in our holding company to local McKinney investors, and had significant involvement of local McKinney residents on the board of directors and management of the newly organized bank, Collin County National Bank. I tell you all of this so that you will understand that our banking philosophy has always been, and continues to be, that for a community bank to be successful, local involvement in ownership and operations is essential.

Mr. Gerald W. Free                    -2-                          July 27, 1999


         According to the information I have reviewed, prior to converting from a mutual to a stock association, the total assets of your institution were approximately $118,000,000. In connection with the conversion, ETFS raised over $11,000,000 in new capital. According to your financial statements as of March 31, 1999, the total assets of the institution were only $134,000,000, which reflects only a nominal increase in total assets since 1995, taking into account the additional capital that was raised in the conversion. The recent increase in total assets is in part attributed to borrowings from the Federal Home Loan Bank Board, rather than any real growth. Earnings for 1998 were less than earnings from 1997. It appears from your March 31, 1999, quarterly report that earnings for 1999 are even less than 1998. The earnings and growth of your institution are historically disappointing and the trends do not seem to be improving.

         We have asked your management for the opportunity to meet with the board of directors to explore alternatives to improve the direction of your institution. Consistent with our approach to community banking, we are interested in some kind of arrangement which includes continued participation of local investors. Based on discussions we have had with other stockholders of ETFS, we believe there is significant dissatisfaction with the current performance of the institution. It appears that the level of stockholder dissatisfaction approaches at least fifty percent (50%) of the outstanding shares. With this level of dissatisfaction, we believe there is a substantial likelihood that changes in the control or direction of your financial institution will occur in the near future.

         We believe our approach to running a community bank may be one of the better alternatives that you will face. At this point in time, we do not have any specific proposal to make with regard to your institution. We have intentionally not made any specific proposal because our strong preference has been to begin a dialogue with the board of directors with the view toward addressing our concerns and at the same time developing solutions that are satisfactory to the existing board of directors. To pursue discussions with us is entirely consistent with your fiduciary obligation to the institution and its shareholders. Unfortunately, management of your institution has advised us that the board of directors does not desire to have any further discussion with us. In view of what appears to be an increasing level of stockholder dissatisfaction, coupled with continued poor financial performance of your institution, we believe this strategy on your part, as a member of the board of directors of ETFS, is a mistake. We respectfully encourage you to reconsider.

         We believe that the potential exists for a "win-win" solution to the future of ETFS. This will only occur, however, if we begin an active dialogue to address and resolve the major issues facing your institution. If you would like to discuss this with me personally, I invite you to call me at 903-785-0054. I would be delighted to discuss with you on an individual basis some of our thoughts regarding your institution.

                                           Very truly yours,



                                           /s/ WILLIAM D. VAUGHAN

                                           William D. Vaughan

                               WILLIAM D. VAUGHAN
                                   3220 ABBOTT
                               PARIS, TEXAS 75460
(903) 785-0054 work            (903) 785-9792 home            (903) 785-6955 fax






July 27, 1999

Dr. Jim M. Vaughn
553 Park Heights Circle
Tyler, Texas 75701

Dear Dr. Vaughn:

         As you know, I am a stockholder of East Texas Financial Services, Inc. ("ETFS"). I acquired stock in ETFS because, among other things, I believe significant improvements can be made in the operating results of ETFS which would significantly enhance stockholder value.

         By way of background, I have spent most of my business career as a community banker. My father and I owned control of State National Bank of Wynnwood ("State National") until the spring of 1982. State National was a locally owned and managed financial institution. From the summer of 1989 until August of 1997, I was the president and chief executive officer of First National Bank of Paris, and its parent bank holding company, Executive Bancshares, Inc., which was owned primarily by a local group of investors. I am a strong believer that there is still a niche for strong community banks in the current banking environment. If you check my background, I believe you will find that the banks in which I have been involved were conservatively run, had good earnings, and good relations with their primary banking regulators. Dr. Earl Bellamy was chairman of the board of First National Bank of Paris and Executive Bancshares, Inc. Dr. Bellamy is a successful ophthalmologist who has practiced in the Paris area since 1963. Dr. Bellamy and I worked closely together at First National Bank of Paris and we share a common philosophy to community banking.

         In 1996, First National Bank of Paris began exploring the possibility of acquiring the branch of another institution in McKinney, Texas. Our strategy in that case, as it has been in every opportunity we have explored, is that to be successful in another banking market, local participation and ownership was essential. In the case of the McKinney acquisition, we organized a new national bank, sold shares in our holding company to local McKinney investors, and had significant involvement of local McKinney residents on the board of directors and management of the newly organized bank, Collin County National Bank. I tell you all of this so that you will understand that our banking philosophy has always been, and continues to be, that for a community bank to be successful, local involvement in ownership and operations is essential.

Dr. Jim M. Vaughn                     -2-                          July 27, 1999


         According to the information I have reviewed, prior to converting from a mutual to a stock association, the total assets of your institution were approximately $118,000,000. In connection with the conversion, ETFS raised over $11,000,000 in new capital. According to your financial statements as of March 31, 1999, the total assets of the institution were only $134,000,000, which reflects only a nominal increase in total assets since 1995, taking into account the additional capital that was raised in the conversion. The recent increase in total assets is in part attributed to borrowings from the Federal Home Loan Bank Board, rather than any real growth. Earnings for 1998 were less than earnings from 1997. It appears from your March 31, 1999, quarterly report that earnings for 1999 are even less than 1998. The earnings and growth of your institution are historically disappointing and the trends do not seem to be improving.

         We have asked your management for the opportunity to meet with the board of directors to explore alternatives to improve the direction of your institution. Consistent with our approach to community banking, we are interested in some kind of arrangement which includes continued participation of local investors. Based on discussions we have had with other stockholders of ETFS, we believe there is significant dissatisfaction with the current performance of the institution. It appears that the level of stockholder dissatisfaction approaches at least fifty percent (50%) of the outstanding shares. With this level of dissatisfaction, we believe there is a substantial likelihood that changes in the control or direction of your financial institution will occur in the near future.

         We believe our approach to running a community bank may be one of the better alternatives that you will face. At this point in time, we do not have any specific proposal to make with regard to your institution. We have intentionally not made any specific proposal because our strong preference has been to begin a dialogue with the board of directors with the view toward addressing our concerns and at the same time developing solutions that are satisfactory to the existing board of directors. To pursue discussions with us is entirely consistent with your fiduciary obligation to the institution and its shareholders. Unfortunately, management of your institution has advised us that the board of directors does not desire to have any further discussion with us. In view of what appears to be an increasing level of stockholder dissatisfaction, coupled with continued poor financial performance of your institution, we believe this strategy on your part, as a member of the board of directors of ETFS, is a mistake. We respectfully encourage you to reconsider.

         We believe that the potential exists for a "win-win" solution to the future of ETFS. This will only occur, however, if we begin an active dialogue to address and resolve the major issues facing your institution. If you would like to discuss this with me personally, I invite you to call me at 903-785-0054. I would be delighted to discuss with you on an individual basis some of our thoughts regarding your institution.

                                                     Very truly yours,



                                                     /s/ WILLIAM D. VAUGHAN

                                                     William D. Vaughan

                               WILLIAM D. VAUGHAN
                                   3220 ABBOTT
                               PARIS, TEXAS 75460
(903) 785-0054 work            (903) 785-9792 home            (903) 785-6955 fax






July 27, 1999

Mr. M. Earl Davis
4021 Ferry Avenue
Tyler, Texas 75701

Dear Mr. Davis:

         As you know, I am a stockholder of East Texas Financial Services, Inc. ("ETFS"). I acquired stock in ETFS because, among other things, I believe significant improvements can be made in the operating results of ETFS which would significantly enhance stockholder value.

         By way of background, I have spent most of my business career as a community banker. My father and I owned control of State National Bank of Wynnwood ("State National") until the spring of 1982. State National was a locally owned and managed financial institution. From the summer of 1989 until August of 1997, I was the president and chief executive officer of First National Bank of Paris, and its parent bank holding company, Executive Bancshares, Inc., which was owned primarily by a local group of investors. I am a strong believer that there is still a niche for strong community banks in the current banking environment. If you check my background, I believe you will find that the banks in which I have been involved were conservatively run, had good earnings, and good relations with their primary banking regulators. Dr. Earl Bellamy was chairman of the board of First National Bank of Paris and Executive Bancshares, Inc. Dr. Bellamy is a successful ophthalmologist who has practiced in the Paris area since 1963. Dr. Bellamy and I worked closely together at First National Bank of Paris and we share a common philosophy to community banking.

         In 1996, First National Bank of Paris began exploring the possibility of acquiring the branch of another institution in McKinney, Texas. Our strategy in that case, as it has been in every opportunity we have explored, is that to be successful in another banking market, local participation and ownership was essential. In the case of the McKinney acquisition, we organized a new national bank, sold shares in our holding company to local McKinney investors, and had significant involvement of local McKinney residents on the board of directors and management of the newly organized bank, Collin County National Bank. I tell you all of this so that you will understand that our banking philosophy has always been, and continues to be, that for a community bank to be successful, local involvement in ownership and operations is essential.

Mr. M. Earl Davis                     -2-                          July 27, 1999


         According to the information I have reviewed, prior to converting from a mutual to a stock association, the total assets of your institution were approximately $118,000,000. In connection with the conversion, ETFS raised over $11,000,000 in new capital. According to your financial statements as of March 31, 1999, the total assets of the institution were only $134,000,000, which reflects only a nominal increase in total assets since 1995, taking into account the additional capital that was raised in the conversion. The recent increase in total assets is in part attributed to borrowings from the Federal Home Loan Bank Board, rather than any real growth. Earnings for 1998 were less than earnings from 1997. It appears from your March 31, 1999, quarterly report that earnings for 1999 are even less than 1998. The earnings and growth of your institution are historically disappointing and the trends do not seem to be improving.

         We have asked your management for the opportunity to meet with the board of directors to explore alternatives to improve the direction of your institution. Consistent with our approach to community banking, we are interested in some kind of arrangement which includes continued participation of local investors. Based on discussions we have had with other stockholders of ETFS, we believe there is significant dissatisfaction with the current performance of the institution. It appears that the level of stockholder dissatisfaction approaches at least fifty percent (50%) of the outstanding shares. With this level of dissatisfaction, we believe there is a substantial likelihood that changes in the control or direction of your financial institution will occur in the near future.

         We believe our approach to running a community bank may be one of the better alternatives that you will face. At this point in time, we do not have any specific proposal to make with regard to your institution. We have intentionally not made any specific proposal because our strong preference has been to begin a dialogue with the board of directors with the view toward addressing our concerns and at the same time developing solutions that are satisfactory to the existing board of directors. To pursue discussions with us is entirely consistent with your fiduciary obligation to the institution and its shareholders. Unfortunately, management of your institution has advised us that the board of directors does not desire to have any further discussion with us. In view of what appears to be an increasing level of stockholder dissatisfaction, coupled with continued poor financial performance of your institution, we believe this strategy on your part, as a member of the board of directors of ETFS, is a mistake. We respectfully encourage you to reconsider.

         We believe that the potential exists for a "win-win" solution to the future of ETFS. This will only occur, however, if we begin an active dialogue to address and resolve the major issues facing your institution. If you would like to discuss this with me personally, I invite you to call me at 903-785-0054. I would be delighted to discuss with you on an individual basis some of our thoughts regarding your institution.

                                                     Very truly yours,



                                                     /s/ WILLIAM D. VAUGHAN

                                                     William D. Vaughan

                               WILLIAM D. VAUGHAN
                                   3220 ABBOTT
                               PARIS, TEXAS 75460
(903) 785-0054 work            (903) 785-9792 home            (903) 785-6955 fax





July 27, 1999

Mr. L. Lee Kidd
3720 Ferry Avenue
Tyler, Texas 75701

Dear Mr. Kidd:

         As you know, I am a stockholder of East Texas Financial Services, Inc. ("ETFS"). I acquired stock in ETFS because, among other things, I believe significant improvements can be made in the operating results of ETFS which would significantly enhance stockholder value.

         By way of background, I have spent most of my business career as a community banker. My father and I owned control of State National Bank of Wynnwood ("State National") until the spring of 1982. State National was a locally owned and managed financial institution. From the summer of 1989 until August of 1997, I was the president and chief executive officer of First National Bank of Paris, and its parent bank holding company, Executive Bancshares, Inc., which was owned primarily by a local group of investors. I am a strong believer that there is still a niche for strong community banks in the current banking environment. If you check my background, I believe you will find that the banks in which I have been involved were conservatively run, had good earnings, and good relations with their primary banking regulators. Dr. Earl Bellamy was chairman of the board of First National Bank of Paris and Executive Bancshares, Inc. Dr. Bellamy is a successful ophthalmologist who has practiced in the Paris area since 1963. Dr. Bellamy and I worked closely together at First National Bank of Paris and we share a common philosophy to community banking.

         In 1996, First National Bank of Paris began exploring the possibility of acquiring the branch of another institution in McKinney, Texas. Our strategy in that case, as it has been in every opportunity we have explored, is that to be successful in another banking market, local participation and ownership was essential. In the case of the McKinney acquisition, we organized a new national bank, sold shares in our holding company to local McKinney investors, and had significant involvement of local McKinney residents on the board of directors and management of the newly organized bank, Collin County National Bank. I tell you all of this so that you will understand that our banking philosophy has always been, and continues to be, that for a community bank to be successful, local involvement in ownership and operations is essential.

Mr. L. Lee Kidd                       -2-                          July 27, 1999


         According to the information I have reviewed, prior to converting from a mutual to a stock association, the total assets of your institution were approximately $118,000,000. In connection with the conversion, ETFS raised over $11,000,000 in new capital. According to your financial statements as of March 31, 1999, the total assets of the institution were only $134,000,000, which reflects only a nominal increase in total assets since 1995, taking into account the additional capital that was raised in the conversion. The recent increase in total assets is in part attributed to borrowings from the Federal Home Loan Bank Board, rather than any real growth. Earnings for 1998 were less than earnings from 1997. It appears from your March 31, 1999, quarterly report that earnings for 1999 are even less than 1998. The earnings and growth of your institution are historically disappointing and the trends do not seem to be improving.

         We have asked your management for the opportunity to meet with the board of directors to explore alternatives to improve the direction of your institution. Consistent with our approach to community banking, we are interested in some kind of arrangement which includes continued participation of local investors. Based on discussions we have had with other stockholders of ETFS, we believe there is significant dissatisfaction with the current performance of the institution. It appears that the level of stockholder dissatisfaction approaches at least fifty percent (50%) of the outstanding shares. With this level of dissatisfaction, we believe there is a substantial likelihood that changes in the control or direction of your financial institution will occur in the near future.

         We believe our approach to running a community bank may be one of the better alternatives that you will face. At this point in time, we do not have any specific proposal to make with regard to your institution. We have intentionally not made any specific proposal because our strong preference has been to begin a dialogue with the board of directors with the view toward addressing our concerns and at the same time developing solutions that are satisfactory to the existing board of directors. To pursue discussions with us is entirely consistent with your fiduciary obligation to the institution and its shareholders. Unfortunately, management of your institution has advised us that the board of directors does not desire to have any further discussion with us. In view of what appears to be an increasing level of stockholder dissatisfaction, coupled with continued poor financial performance of your institution, we believe this strategy on your part, as a member of the board of directors of ETFS, is a mistake. We respectfully encourage you to reconsider.

         We believe that the potential exists for a "win-win" solution to the future of ETFS. This will only occur, however, if we begin an active dialogue to address and resolve the major issues facing your institution. If you would like to discuss this with me personally, I invite you to call me at 903-785-0054. I would be delighted to discuss with you on an individual basis some of our thoughts regarding your institution.

                                                     Very truly yours,


                                                     /s/ WILLIAM D. VAUGHAN

                                                     William D. Vaughan